                                                                   Exhibit 10.14

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THESE WARRANTS ARE SUBJECT TO CANCELLATION AND RESTRICTIONS ON TRANSFER AND EXERCISE.

NO. W-A1                                               500,000 Series A Warrants

                                    WARRANTS
                  To Purchase 500,000 Shares of Common Stock of
                              Aviation Group, Inc.

      1. Grant of Warrant. THIS IS TO CERTIFY THAT, Genesis Diversified Investments, Inc., ("Genesis") or its successors or assigns as registered holder of these Warrants (the "Holder"), is hereby granted 500,000 Series A Warrants (the "Warrants"). The Holder is entitled to exercise these Warrants to purchase from Aviation Group, Inc., a Texas corporation (the "Company"), up to 500,000 shares of common stock of the Company, par value U.S. $0.01 per share (the "Common Stock"), at any time on or prior to the Expiration Date (as defined herein), subject to the conditions described in Section 2 herein. This certificate is executed and delivered in connection with the consummation of the merger (the "Merger") contemplated by the Agreement and Plan of Merger dated as of March 17, 2000, as amended (the "Merger Agreement"), among the Company, Global Leisure Travel, Inc., a Washington corporation ("Global"), AVGP Sub, Inc., a Washington corporation ("New Sub") and the equity holders and debtholders of Global. The consideration for the issuance of these Warrants is the transfer to the Company by the Holder of certain indebtedness of Global.

      2. Exercise of Warrant. Each Warrant shall initially entitle the Holder of such Warrant to purchase one (1) share of Common Stock upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 7. Each of the Warrants shall expire at the "Expiration Date". The term "Expiration Date" shall mean the earlier of (i) 5:00 p.m. (Dallas, Texas time) on March 31, 2005, or (ii) 5:00 p.m. (Dallas, Texas time) on the second anniversary of the date the shares of Common Stock issuable upon the exercise of the Warrants are registered for resale under the Securities Act of 1933, as amended; provided that if such date shall be a holiday or day on which banks are authorized to close then 5:00 p.m. (Dallas, Texas time) from the next following day which is not a holiday nor a day in which banks are authorized to close. Upon notice to the Holder, the Company shall have the right to extend the Expiration Date. The exercise price of each Warrant shall equal (subject to adjustment as provided in Section 8) U.S. $5.00 per share of Common Stock subject to the terms and conditions herein.

      In order to exercise this Warrant, in whole or in part, the Holder hereof shall deliver to the Company at its principal office at 700 North Pearl Street, Suite 2170, Dallas, Texas 75201, or at such other offices as shall be designated by the Company, a written notice of such Holder's election to exercise this Warrant. The notice shall specify the number of shares of Common Stock to be purchased pursuant to such exercise. The notice shall also be accompanied by (i) cash or a certified or cashier's check payable to the order of the Company, and
(ii) this Warrant. The payment shall be in an amount equal to the pro rata portion of the aggregate purchase price for all shares of Common Stock to be purchased pursuant to such exercise. Such notice may be in the form of the Subscription appearing at the end of this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) business days thereafter, execute or cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of such Holder, or such other name as shall be designated in said notice. Holder acknowledges that the stock certificate shall bear a restrictive legend comparable to that appearing on the face of this Warrant, and any other legends required by applicable law, the Merger Agreement and any shareholders' or similar agreement to which such shares are subject. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date said notice, together with said payment and this Warrant, is received by the Company as aforesaid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase the number of shares of Common Stock with respect to which this Warrant shall not have been exercised or, at the request of such Holder, appropriate notation may be made on this Warrant and the same returned to such Holder. The new Warrant shall in all other respects be identical with this Warrant.

      In connection with the execution of this Warrant, GenesisIntermedia ("GenesisIntermedia") has entered into an agreement whereby GenesisIntermedia agrees to provide the Company and travelbyus.com ltd., an Ontario corporation ("travelbyus"), exclusive access to its Centerlinq Network for three years and certain other matters related thereto (the "GenesisIntermedia Agreement"). In partial consideration of the execution of the GenesisIntermedia Agreement by GenesisIntermedia, notwithstanding anything contained herein to the contrary, these Warrants shall not be cancelable and shall be transferable and exercisable upon issuance, subject to the restrictions on transfer in Section 4 and the provisions relating to shareholder approval contained in the following paragraph. In further consideration for entering into the GenesisIntermedia Agreement and in connection with the issuance of these Warrants, the Company agrees that any shares of Series A Preferred Stock originally issued to Genesis or its nominee (the "Genesis Series A Preferred Stock") shall be redeemed (the "Genesis Series A Redemption"), unless previously converted to Common Stock in accordance with the terms of such shares, from the net cash proceeds from any public sale of debt or equity securities issued by the Company subsequent to the completion of the proposed business combinations and financings, including but not limited to the Travelbyus Merger (as defined below), contemplated in those two certain amended and restated letters of intent dated as of March 16, 2000 between the Company and Global and the Company and travelbyus. The Genesis Series A Redemption shall be required only to the extent that the net cash proceeds from the sale of such public securities exceed the amount necessary to complete the redemption of the Company's Series B Preferred Stock, as required by its terms, and exceed, in the aggregate, U.S. $25 million. Without intending to expand the application of the Genesis Series A Redemption beyond the public sale of debt or equity securities, by way of example and for further clarification, the Genesis Series A Redemption shall (ii) not be required with respect to any non-public debt financings, (iii) not be required to the extent that the net cash proceeds are used to effect a strategic acquisition by the Company or its subsidiary, and (iv) not be required with respect to the sale of Common Stock or equity securities that are junior in right of dividends, liquidation preference and redemption rights to the Genesis Series A Preferred Stock.

      Notwithstanding anything contained herein to the contrary, none of the Warrants shall be exercisable until the Company has obtained the approval of its shareholders to the issuance of the Warrants, as required by the rules of The Nasdaq Stock Market, and until the Company has amended its articles of incorporation to increase the authorized number of shares of Common Stock. The Company shall use commercially reasonable efforts to obtain the approval of its shareholders for the issuance of the Warrants and the amendment of its articles of incorporation in connection with the solicitation of approval of its shareholders to the merger of travelbyus with a subsidiary of the Company (the "Travelbyus Merger").

      3. Payment of Taxes. The Company shall pay all documentary or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      4. Restrictions On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. This Agreement is binding upon any Holder(s) of a Warrant Certificate and their respective heirs, successors, and permitted assigns. The Holder may transfer a Warrant, subject to any other limitations in the Agreement, provided that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Holder and, provided further, that the transfer is made pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). If requested by the Company, the Holder must also furnish to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

      Subject to the foregoing restrictions, the Warrants may be transferred by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed. The Company shall deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant, issue to the transferee a Warrant covering the number of shares of Common Stock transferred and to the transferor a Warrant covering the number of shares not transferred.

      5. Exercise Price.

            5.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 7 hereof, the initial exercise price of each Warrant shall be U.S. $5.00 per share of Common Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 7 hereof.

            5.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

      6. Registration Rights.

            6.1 Registration of Underlying Shares. The Company agrees to use commercially reasonable efforts to cause the underlying shares of Common Stock to be registered for resale by the Holders under the Securities Act in connection with the consummation of the Travelbyus Merger. The Company shall use its commercially reasonable efforts to cause any resale registration statement to remain effective and current until the earlier of (a) all such securities having been sold pursuant to such registration statement or (b) two years from the date such securities were initially issued.

            6.2 Restrictive Legends. The Warrant Certificates, any certificates representing the shares of Common Stock underlying the Warrants and any of the other securities issuable upon exercise of the Warrants shall bear the following restrictive legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
                  (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

      7. Adjustments to Exercise Price and Number of Shares.

            7.1 Adjustments for Change in Capital Stock. If at any time after the date of this Agreement, the Company:

                  (a) pays a dividend or makes a distribution on its Common
            Stock exclusively in shares of its Common Stock;

                  (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (c) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (d) pays a dividend or makes a distribution on its common
            stock in shares of its capital stock other than Common Stock; or

                  (e) issues by reclassification of its Common Stock any shares of its capital stock;

then the Holders of the unexercised Warrants shall thereafter be entitled to receive, upon the exercise of such Warrants, the same shares of Common Stock and other securities that they would have owned or been entitled to receive immediately after such event as if the Warrants had been exercised immediately prior to such event. The adjustment pursuant to this Section 7.1 shall be made successively each time that any event listed in this Section 7.1 above shall occur. Upon each adjustment in the number of shares for which this Warrant is exercisable pursuant to this Section 7.1, the Exercise Price for this Warrant shall be adjusted to equal an amount per share of Common Stock equal to the Exercise Price before such adjustment multiplied by a fraction, of which the numerator is the number of shares of Common Stock for which the Warrant is exercisable immediately before giving effect to such adjustment, and the denominator of which is the number of shares of Common Stock for which the Warrant is exercisable immediately after giving effect to such adjustment.

            7.2 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of this Warrant shall have the right thereafter (until the expiration of this Warrant) to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 7. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

            7.3 No Adjustment in Certain Cases. No adjustment of the Exercise Price or number of shares of Common Stock shall be made:

                  (a) If the amount of such adjustment shall be less than two cents (U.S. $.02) per share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (U.S. $.02) per share; or

                  (b) If the Exercise Price would be less than the par value per share of Common Stock.

            7.4 Statement on Warrant Certificate. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, this Warrant Certificate or certificates thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant Certificate.

            7.5 Definition of Common Stock. For the purpose of this Warrant, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as amended as of the date hereof, (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value,
(iii) in the case of any consolidation or merger, the stock, securities or property receivable on the exercise of this Warrant pursuant to Section 7.2 hereof, or (iv) in the case of any change in the outstanding shares of Common Stock issuable upon exercise of this Warrant as a result of a subdivision or combination, such shares of Common Stock as so changed.

            7.6 Notice of Adjustment. On the happening of an event requiring an adjustment of the Exercise Price or the shares of Common Stock purchasable under these Warrants, the Company shall promptly give written notice to the registered Holder hereof stating the adjusted Exercise Price and the adjusted number and kind of shares of Common Stock and other securities purchasable under these Warrants resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

      8. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of this Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and deliver to Holder a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

      9. Fractional Shares.

            9.1. Elimination of Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If one or more Warrants shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current Market Price of a share of Common Stock, determined in accordance with Section 9.2 hereof.

            9.2. Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by The Nasdaq Stock Market's National Market or Smallcap Market ("Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted by the NASD or such similar organization, the fair market value of a share of Common Stock as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

      10. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of these Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

      11. Notices to Warrant Holder. Nothing contained herein shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of these Warrants and their exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of such events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

      12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or three days after such is mailed by first class registered or certified mail, postage prepaid:

            (a) If to the Holder, to the address of the Holder as shown on the books of the Company; or

            (b) If to the Company, to Aviation Group, Inc., 700 North Pearl Street, Suite 2170, Dallas, Texas 75201, Attention: President, or to such other address as the Company may designate by notice to the Holders.

      13. Submission to Jurisdiction. The Company and the Holder hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Texas or of the United States of America for the Northern District of Texas, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Holder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 12 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

      14. Entire Agreement; Modification. This Warrant contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      15. Severability. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

      16. Benefits of this Agreement. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and the Holder.

      17. Successors. This Warrant and the rights evidenced hereby shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.

      18. APPLICABLE LAW. THIS WARRANT HAS BEEN EXECUTED, DELIVERED AND ACCEPTED BY THE PARTIES IN DALLAS, TEXAS AND SHALL BE DEEMED TO HAVE BEEN MADE IN DALLAS, TEXAS, AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED IN SUCH STATE.

      19. Headings. Headings of the paragraphs in this Warrant are for convenience and reference only and shall not, for any purpose, be deemed a part of this Warrant.

      [Remainder of page intentionally left blank; signature page follows.]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of May 11th, 2000.

                                    AVIATION GROUP, INC.


                                    By: /s/ Richard L. Morgan
                                        -----------------------------------
                                    Name: Richard L. Morgan
                                    Title: Executive Vice President

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

      The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ______________ shares of Common Stock of Aviation Group, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to whose address is , and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

      DATED:  __________, _____.

                                    _______________________________________
                                    Name of Warrant Holder

                                    By: ___________________________________

                                    Title: ________________________________

                                    Address: ______________________________
                                             ______________________________
                                             ______________________________

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name & Address of Assignee                         No. of Shares of Common Stock

and does hereby irrevocably constitute and appoint as Attorney _________________ to register such transfer on the books of Aviation Group, Inc. maintained for the purpose, with full power of substitution in the premises.

      DATED:  _________________, _____.

                                    _______________________________________
                                    Name of Warrant Holder

                                    By: ___________________________________

                                    Title: ________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                           ACKNOWLEDGMENT BY ASSIGNEE

      The undersigned Assignee hereby acknowledges receipt of the Warrant and agrees to be bound by its terms.

                                        ___________________________________

                                    By: ___________________________________

                                    Title: ________________________________